DWS VARIABLE SERIES I

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                             ----------------------

                          DWS Global Opportunities VIP


Effective December 9, 2008, the following information replaces information about the portfolio management team in "The Portfolio Managers" section of the portfolio's prospectuses:

The following people handle the day-to-day management of the portfolio:

   Joseph Axtell, CFA
   Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
    o Joined Deutsche Asset Management in 2001 and the portfolio in 2002.
    o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
    o Director, International Research at PCM International (1989-1996).
    o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
    o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
    o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
    o B.S. Carlson School of Management, University of Minnesota.

   Jeffrey Saeger, CFA
   Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
    o Joined Deutsche Asset Management in 1996 and the portfolio effective January 15, 2009.
    o Over 14 years of investment industry experience.
    o BS, State University of New York at Fredonia.






               Please Retain This Supplement for Future Reference


December 9, 2008
VSGLOOPP-3600